Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:	Leslie Hunziker Hertz Investor Relations (201) 307-2100 InvestorRelations@hertz.com	Richard Broome Hertz Media Relations (201) 307-2486 InvestorRelations@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PRICING OF $500 MILLION

PRIVATE OFFERING OF SENIOR NOTES BY THE HERTZ

CORPORATION

PARK RIDGE, NJ, December 6, 2010 — Hertz Global Holdings (NYSE:HTZ) (“Hertz Holdings”) announced today that its wholly owned subsidiary, The Hertz Corporation (“Hertz”), had entered into an agreement to sell $500 million aggregate principal amount of 7.375% Senior Notes due 2021 (the “Notes”) in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on or about December 20, 2010, subject to customary closing conditions.  The Notes will pay interest semi-annually in arrears. The Notes will be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities.

Hertz intends to use the proceeds from the issuance of the Notes, together with cash proceeds from the issuance of Hertz’s 7.50% Senior Notes due 2018 on September 30, 2010, to redeem in full its 10.5% Senior Subordinated Notes due 2016 and to redeem $625 million principal amount of its 8.875% Senior Dollar Notes due 2014.

This news release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes and the guarantees or any other securities, nor will there be any sale of the Notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Notes and the guarantees will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes and the guarantees has been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

About Hertz

Hertz is the world’s largest general use car rental brand, operating from approximately 8,500 locations in 146 countries worldwide. Hertz is the number one airport car rental brand in the U.S. and at 81 major airports in Europe, operating both corporate and licensee locations in cities and airports in North America, Europe, Latin America, Asia, Australia and New Zealand. In addition, the Company has licensee locations in cities and airports in Africa and the Middle East. Product and service initiatives such as Hertz #1 Club Gold®, NeverLost® customized, onboard navigation systems, SIRIUS XM Satellite Radio, and unique cars and SUVs offered through the

Company’s Prestige, Fun and Green Collections, set Hertz apart from the competition. In 2008, the Company launched Connect by Hertz, entering the global car sharing market in London, New York City and Paris. Hertz also operates one of the world’s largest equipment rental businesses, Hertz Equipment Rental Corporation, offering a diverse line of equipment, including tools and supplies, as well as new and used equipment for sale, to customers ranging from major industrial companies to local contractors and consumers from approximately 320 branches in the United States, Canada, China, France, Spain and Italy

Forward-Looking Statements

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Hertz and Hertz Holdings’ outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Hertz and Hertz Holdings have made in light of their experience in the industry as well as their perceptions of historical trends, current conditions, expected future developments and other factors that Hertz and Hertz Holdings believe are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: overall strength and stability of general economic conditions, both in the United States and in global markets; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate future acquisitions and complete future dispositions; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt and our ability to incur substantially more debt; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed funding arrangements; changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; the effect of tangible and intangible asset impairment charges; and the impact of our derivative instruments, which can be affected by fluctuations in interest rates; our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz and Hertz Holdings therefore caution you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz and Hertz Holdings or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz and Hertz Holdings undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.